独家业务合作协议
Exclusive Business Cooperation Agreement

本独家业务合作协议（下称"本协议"）由以下双方于 2014 年[11 月 25 日]在中华人民共和国（下称"中国"）[北京]签署。

This Exclusive Business Cooperation Agreement (this "Agreement") is made and entered into by and between the following parties on [November 25th , 2014 in Beijing], the People's Republic of China ("China" or the "PRC").

甲方：	北京店连店企业管理咨询有限公司
地址：	北京市海淀区香山路 88 号二层 A157 室
Party A:	**Beijing DLD Enterprise Management Consulting Co., Ltd.**
Address:	Bei Jing City Hai Dian District Xiang Shan Road 88 Floor 2 Room A157
乙方：	店连店科技股份有限公司(包括其下属的七间分公司：店连店科技股份上海分公司、合肥分公司、石家庄分公司、青岛分公司、洛阳分公司、南京分公司、南昌分公司)
地址：	北京市海淀区龙岗路 51 号 6 号楼二层 6215 室
Party B:	**Dianliandian Science & Technology Co.,Ltd. （including its 7 branches which are Dianliandian Science & Technology Co., Ltd. Shanghai Branch, Hefei Branch, Shijiazhuang Branch, Qingdao Branch, Luoyang Branch, Nanjing Branch, and Nanchang Branch）**
Address:	Bei Jing City Hai Dian District Long Gang Road 51 Building 6 Floor 2 Room 6215
	河南店连店信息技术有限公司
	郑州市管城回族区紫荆山路西、法院东街南兴达国贸 18 层 1806 号
	Henan Dianliandian Information Technology Co., Ltd.
	Zheng Zhou City Guan Cheng Hui District Zi Jing Road West, Fa Yuan East Street Nan Xing Da World Trade Center Floor 18 No.1806

甲方和乙方以下各称为"一方"，统称为"双方"。

Each of Party A and Party B shall be hereinafter referred to as a "Party" respectively, and as the "Parties" collectively.

鉴于：

Whereas,

1. 甲方是一家在中国注册的外商独资企业，拥有提供技术和咨询服务的必要资源；
   Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2. 乙方店连店科技股份有限公司是一家在中国注册的内资公司，经中国有关政府部门依法批准可以从事技术开发，技术转让，技术咨询，技术服务；计算机系统服务；数据处理；应用软件服务；基础软件服务；设计、制作、代理发布广告；投资管理；（以下称"主营业务"）；

Party B Dianliandian Science & Technology Co.,Ltd. is a company with exclusively domestic capital registered in China and may engage in technology development, technology transfer, technology consulting, technology services; computer system service; data processing; application service; basic software service; advertising design\creation\agency\publication; investment management (collectively, the "Principal Business") with the approval of China relevant governmental departments;

乙方河南店连店信息技术有限公司是一家中国注册的店连店科技股份有限公司的全资子公司，经中国有关政府部门依法批准可以从事计算机软件开发及销售；计算机数据处理；国内广告的设计、制作、代理、发布；企业投资管理；（以下称"主营业务"）；

Party B Henan Dianliandian Information Technology Co., Ltd. is a wholly owned subsidiary of Dian Lian Dian Technology Inc. registered in China and may engage in the development and sale of computer software; computer date process; advertising design\creation\agency\publication; corporation investment management; (collectively, the "Principal Business") with the approval of China relevant governmental departments;

3. 甲方同意利用其技术、人员和信息优势，在本协议期间向乙方独家提供有关主营业务的技术支持、咨询和管理服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的咨询和各种服务。

Party A is willing to provide Party B with technical support, consulting services and management services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1. 服务提供

Services Provided by Party A

1.1 按照本协议条款和条件并在中国现行法律允许的范围内，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的技术支持、业务支持和相关咨询服务，具体内容包括所有在乙方主营业务范围内由甲方不时决定必要的服务，包括但不限于以下内容：企业管理咨询；商务信息咨询、会务服务；计算机软硬件、电子产品及网络技术开发、技术转让、技术咨询、技术服务、计算机系统服务；计算机系统集成；数据处理；货物进出口、技术进出口、代理进出口（不涉及国营贸易管理商品；涉及配额许可证管理商品的按国家有关规定办理申请手续）。

Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with complete technical support, business support and related consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement and to the extent permitted by currently effective laws of China, which may include all necessary services within the scope of the Party B's Principal Business as may be determined from time

to time by Party A, such as but not limited to enterprise management consulting; business information consulting, meeting service; development of computer hardware and software, electronic products and network technology, technology transfer, technology consulting, technology services; computer system service; computer system integration; data processing; import and export of goods, import and export of technology, import and export agency (do not involve the state-run trade of goods; if the goods are subject to quota license, the application procedure shall be initiated in accordance with the relevant state regulations).

1.2 甲方应全面独家地对乙方的经营活动负责，包括有权任免董事会和高管人员。乙方的董事会和股东会应当按照甲方的要求通过决议。甲方有权独家全面的管理和处置乙方的资产和现金流。甲方有权决定乙方资金的使用。甲方有权控制乙方的财务和日常运营，包括签署协议和支付费用开支等。

Party A shall be fully and exclusively responsible for the operation of Party B, which includes the right to appoint and terminate members of Board of Directors and the right to hire managerial and administrative personnel etc. Party B or its voting proxy shall make a shareholder's resolution and a Board of Directors' resolution based on the decision of Party A. Party A has the full and exclusive right to manage and control all cash flow and assets of Party B. Party A has the full and exclusive right to decide the use of the funds of Party B. Party A shall have the full and exclusive right to control and administrate the financial affairs and daily operation of Party B, such as entering into and performance of contracts, and payment of fees and expenses etc.

1.3 乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定的服务或其他事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或类似的咨询和/或服务，并不得与任何第三方就本协议所述事项建立任何类似的合作关系。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.4 条描述的某些协议）为乙方提供本协议约定的服务和/或支持。

Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.4 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.4 服务的提供方式

Service Providing Methodology

1.4 .1 甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific

contents, manner, personnel, and fees for the specific technical services and consulting services.

1.4.2 为了更好地履行本协议，甲方双方同意，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方将有关的设备、资产提供给乙方使用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A's relevant equipment or property based on the needs of the business of Party B.

1.4.2 乙方特此向甲方授予一项不可撤销的排他性的购买权，根据该购买权，甲方可在中国法律法规允许的范围内，由甲方自行选择，向乙方购买任何部分或全部资产，作价为中国法律允许的最低价格。届时双方将另行签订一份资产转让合同，对该资产转让的条款和条件进行约定。

Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A's sole discretion, any or all of the assets of Party B, to the extent permitted under the PRC laws, at the lowest purchase price permitted by the PRC laws. In this case, the Parties shall enter into a separate assets transfer agreement, specifying the terms and conditions of the transfer of the assets.

2. 服务的价格和支付方式

The Calculation and Payment of the Service Fees

2.1 乙方每年应将其该年度经审计的全部净收入支付给甲方作为该年度服务费（"年度服务费"）。

Party B shall pay an annual service fee to Party A in the equivalent amount of Party B's audited total amount of net income of such year (the "**Annual Service Fee**").

2.2 如果乙方的年度净收入为零，则乙方不需要支付年度服务费。如果乙方在任何财政年度产生亏损，则该亏损将从下一年的年度服务费中扣除。

If Party B's annual net income is zero, Party B is not required to pay the Annul Service Fee; if Party B sustains losses in any fiscal year, all such losses will be carried over to next year and deducted from next year's Annul Service Fee.

3. 保密条款

Confidentiality Clauses

3.1 甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他均享有独占的和排他的权利和利益。

Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this

Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others.

3.2 双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3 双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4. 陈述和保证

Representations and Warranties

4.1 甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

4.1.1 甲方是按照中国法律合法注册并有效存续的外商独资企业。

Party A is a wholly owned foreign enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2 甲方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的

同意及批准（若需）以签署，交付和履行本协议；甲方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party A has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party A's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

4.1.3 本协议构成对甲方合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2 乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

4.2.1 乙方是按照中国法律合法注册且有效存续的公司，乙方获得从事主营业务所需的政府许可、牌照。

Party B is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in the Principal Business ;

4.2.2 乙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；乙方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party B's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party B.

4.2.3 本协议构成对乙方合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B's legal, valid and binding obligations, and shall be enforceable against it.

5. 生效和有效期

Effectiveness and Term

5.1 本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为 10 年。但甲、乙双方自本协议签署后，有权每三个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补

充。

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2 协议期满前，经甲方书面确认，本协议可以延期。延期的期限由甲方决定，乙方必须无条件地同意该延期。

The term of this Agreement may be extended if confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6. 终止
Termination

6.1 除非依据本协议续期，本协议于到期之日终止。

Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2 本协议有效期内，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前 30 天向乙方发出书面通知的方式终止本协议。

During the term of this Agreement, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

6.3 在本协议终止之后，双方在第 3、7 和 8 条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7. 适用法律和争议解决
Governing Law and Resolution of Disputes

7.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this

Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8. 补偿

Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant to this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9. 通知

Notices

9.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal

at the address specified for notices.

9.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2 任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10. 协议的转让

Assignment

10.1 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2 乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11. 协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12. 协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13. 语言和副本

Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

以下无正文。

No text below.

独家业务合作协议
Exclusive Business Cooperation Agreement

本独家业务合作协议（下称"本协议"）由以下双方于 2014 年[11 月 25 日]在中华人民共和国（下称"中国"）[北京]签署。

This Exclusive Business Cooperation Agreement (this "Agreement") is made and entered into by and between the following parties on[November 25th, 2014 in Beijing], the People's Republic of China ("China" or the "PRC").

甲方：　北京店连店企业管理咨询有限公司
地址：　北京市海淀区香山路 88 号二层 A157 室
Party A:　**Beijing DLD Enterprise Management Consulting Co., Ltd.**
Address:　Bei Jing City Hai Dian District Xiang Shan Road 88 Floor 2 Room A157

乙方：　深圳市同城易三星伟业网络科技有限公司
地址：　深圳市罗湖区湖贝路华佳广场 5 层 B529 室
Party B:　**Shenzhen Tongchengyi Sanxing Weiye Network Technology Co., Ltd.**
Address:　Shen Zhen City Hu Bei Road Hua Jia Plaza Floor 5 Room B529

甲方和乙方以下各称为"一方"，统称为"双方"。

Each of Party A and Party B shall be hereinafter referred to as a "Party" respectively, and as the "Parties" collectively.

鉴于：
Whereas,

1. 甲方是一家在中国注册的外商独资企业，拥有提供技术和咨询服务的必要资源；
Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2. 乙方是一家在中国注册的内资公司，经中国有关政府部门依法批准可以从事网络技术开发，电子产品及软硬件的技术开发与销售，国内贸易，经营进出口业务，兴办实业，广告业务，信息服务业务：（以下称"主营业务"）；
Party B is a company with exclusively domestic capital registered in China and may engage in network technology development, technology development and sale of electronic products, hardware and software, domestic trade, engage in import and export business, set up industry, advertising business, information service business (collectively, the "Principal Business");

3. 甲方同意利用其技术、人员和信息优势，在本协议期间向乙方独家提供有关主营业务的技术支持、咨询和管理服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的咨询和各种服务。
Party A is willing to provide Party B with technical support, consulting services and management services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and

Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：
Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1. 服务提供
Services Provided by Party A

1.1 按照本协议条款和条件并在中国现行法律允许的范围内，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的技术支持、业务支持和相关咨询服务，具体内容包括所有在乙方主营业务范围内由甲方不时决定必要的服务，包括但不限于以下内容：企业管理咨询；商务信息咨询、会务服务；计算机软硬件、电子产品及网络技术开发、技术转让、技术咨询、技术服务、计算机系统服务；计算机系统集成；数据处理；货物进出口、技术进出口、代理进出口（不涉及国营贸易管理商品；涉及配额许可证管理商品的按国家有关规定办理申请手续）。
Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with complete technical support, business support and related consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement and to the extent permitted by currently effective laws of China, which may include all necessary services within the scope of the Party B's Principal Business as may be determined from time to time by Party A, such as but not limited to enterprise management consulting; business information consulting, meeting service; development of computer hardware and software, electronic products and network technology, technology transfer, technology consulting, technology services; computer system service; computer system integration; data processing; import and export of goods, import and export of technology, import and export agency (do not involve the state-run trade of goods; if the goods are subject to quota license, the application procedure shall be initiated in accordance with the relevant state regulations).

1.2 甲方应全面独家地对乙方的经营活动负责，包括有权任免执行董事和高管人员。乙方的董事会和股东会应当按照甲方的要求通过决议。甲方有权独家全面的管理和处置乙方的资产和现金流。甲方有权决定乙方资金的使用。甲方有权控制乙方的财务和日常运营，包括签署协议和支付费用开支等。
Party A shall be fully and exclusively responsible for the operation of Party B, which includes the right to appoint and terminate executive directors and the right to hire managerial and administrative personnel etc. Party B or its voting proxy shall make a shareholder's resolution and a Board of Directors' resolution based on the decision of Party A. Party A has the full and exclusive right to manage and control all cash flow and assets of Party B. Party A has the full and exclusive right to decide the use of the funds of Party B. Party A shall have the full and exclusive right to control and administrate the financial affairs and daily operation of Party B, such as entering into and performance of contracts, and payment of fees and expenses etc.

1.3 乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期

间，就本协议约定的服务或其他事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或类似的咨询和/或服务，并不得与任何第三方就本协议所述事项建立任何类似的合作关系。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.4条描述的某些协议）为乙方提供本协议约定的服务和/或支持。

Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.4 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.4 服务的提供方式

Service Providing Methodology

1.4 .1 甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.4.2 为了更好地履行本协议，甲方双方同意，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方将有关的设备、资产提供给乙方使用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A's relevant equipment or property based on the needs of the business of Party B.

1.4.2 乙方特此向甲方授予一项不可撤销的排他性的购买权，根据该购买权，甲方可在中国法律法规允许的范围内，由甲方自行选择，向乙方购买任何部分或全部资产，作价为中国法律允许的最低价格。届时双方将另行签订一份资产转让合同，对该资产转让的条款和条件进行约定。

Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A's sole discretion, any or all of the assets of Party B, to the extent permitted under the PRC laws, at the lowest purchase price permitted by the PRC laws. In this case, the Parties shall enter into a separate assets transfer agreement, specifying the terms and conditions of the transfer of the assets.

2. 服务的价格和支付方式

The Calculation and Payment of the Service Fees

2.1 乙方每年应将其该年度经审计的全部净收入支付给甲方作为该年度服务费（"年度服务费"）。

Party B shall pay an annual service fee to Party A in the equivalent amount of Party B's audited total amount of net income of such year (the "**Annual Service Fee**").

2.2 如果乙方的年度净收入为零，则乙方不需要支付年度服务费。如果乙方在任何财政年度产生亏损，则该亏损将从下一年的年度服务费中扣除。

If Party B's annual net income is zero, Party B is not required to pay the Annul Service Fee; if Party B sustains losses in any fiscal year, all such losses will be carried over to next year and deducted from next year's Annul Service Fee.

3. 保密条款

Confidentiality Clauses

3.1 甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他均享有独占的和排他的权利和利益。

Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others.

3.2 双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial

advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3 双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。
The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4. 陈述和保证
Representations and Warranties

4.1 甲方陈述和保证如下：
Party A hereby represents and warrants as follows:

4.1.1 甲方是按照中国法律合法注册并有效存续的外商独资企业。
Party A is a wholly owned foreign enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2 甲方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；甲方对本协议的签署，交付和履行并不违反法律法规的明确规定。
Party A has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party A's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

4.1.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。
This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2 乙方陈述和保证如下：
Party B hereby represents and warrants as follows:

4.2.1 乙方是按照中国法律合法注册且有效存续的公司，乙方获得从事主营业务所需的政府许可、牌照。
Party B is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in the Principal Business;

4.2.2 乙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；乙方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party B's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party B.

4.2.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B's legal, valid and binding obligations, and shall be enforceable against it.

5. 生效和有效期

Effectiveness and Term

5.1 本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为 10 年。但甲、乙双方自本协议签署后，有权每三个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补充。

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2 协议期满前，经甲方书面确认，本协议可以延期。延期的期限由甲方决定，乙方必须无条件地同意该延期。

The term of this Agreement may be extended if confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6. 终止

Termination

6.1 除非依据本协议续期，本协议于到期之日终止。

Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2 本协议有效期内，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前 30 天向乙方发出书面通知的方式终止本协议。

During the term of this Agreement, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

6.3 在本协议终止之后，双方在第 3、7 和 8 条项下的权利和义务将继续有效。
The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7. 适用法律和争议解决
Governing Law and Resolution of Disputes

7.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijng, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8. 补偿
Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant to this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9. 通知
Notices

9.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

9.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2 任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10. 协议的转让
Assignment

10.1 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2 乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的

同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11. 协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12. 协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13. 语言和副本

Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议并即生效，以昭信守。